UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
February 8, 2006

Date of Report (Date of Earliest Event Reported)
BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
157-159 Rue Anatole France, 92300 Levallois-Perret, France

(Address of principal executive offices)
(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A is being filed solely to refile Exhibit 99.2.
Item 8.01 Other Events.
     On February 8, 2006, Business Objects S.A. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that it had entered a merger agreement with Firstlogic, Inc. The press release is incorporated herein by reference.
     A copy of presentation slides concerning the acquisition of Firstlogic are attached hereto as Exhibit 99.2. The slides are incorporated herein by reference. The slides are also available on our investor relations web page at www.businessobjects.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1(1)	Press release dated February 8, 2006.

99.2	Presentation slides relating to acquisition of Firstlogic, Inc.

(1)	Incorporated herein by reference to Exhibit 99.1 filed with our Current Report on Form 8-K filed with the SEC on February 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 8, 2006

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1(1)	Press release dated February 8, 2006.

99.2	Presentation slides relating to acquisition of Firstlogic, Inc.

(1)	Incorporated herein by reference to Exhibit 99.1 filed with our Current Report on Form 8-K filed with the SEC on February 8, 2006.

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